©2018 Matthews International Corporation. All Rights Reserved. Second Quarter Fiscal 2018 Earnings Teleconference April 27, 2018 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

©2018 Matthews International Corporation. All Rights Reserved. 2 Disclaimer  Any forward-looking statements with respect to Matthews International Corporation (the “Company”) in connection with this presentation are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those presented herein are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (“SEC”).  The Company periodically provides information derived from financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information.  The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, system-integration costs, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures.  The Company has presented free cash flow and free cash flow yield as supplemental measures of cash flow that are not required by, or presented in accordance with, GAAP. Management believes that these measures provide relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the cash generated by operations, excluding certain expenses, above and beyond the annual capital expenditures. These measures allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value.  The Company also has presented adjusted operating profit and believes that it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing both consolidated and segment performance. Adjusted operating profit provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying primary operating performance of the Company’s segments and business overall on a consistent basis.  Similarly, the Company believes that EBITDA and adjusted EBITDA provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting.  The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis.  Lastly, the Company has presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business.

©2018 Matthews International Corporation. All Rights Reserved. 3 Financial Overview

©2018 Matthews International Corporation. All Rights Reserved. 4 Q2 FY2018 Highlights $0.46 $0.57 Q2 FY2017 Q2 FY2018 EPS - Diluted $0.84 $0.93 Q2 FY17 Q2 FY18 Adjusted EPS*  Drivers of Q2 EPS growth  Higher sales – all segments  Acquisitions and acquisition synergies  Lower acquisition integration costs  Lower US tax rates  Favorable foreign currency * See supplemental slide for Adjusted EPS reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

©2018 Matthews International Corporation. All Rights Reserved. 5 Q2 FY2018 Consolidated Results $380.9 $414.1 Q2 FY2017 Q2 FY2018 Sales $138.4 $150.0 Q2 FY2017 Q2 FY2018 GAAP Gross Profit and Margin $26.8 $29.8 Q2 FY2017 Q2 FY2018 GAAP Operating Profit and Margin $58.3 $62.5 Q2 FY2017 Q2 FY2018 Adjusted EBITDA* and Margin 36.3% 36.2% 7.0% 7.2% 15.3% 15.1% ($ in millions) * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures

©2018 Matthews International Corporation. All Rights Reserved. 6 1H FY2018 Consolidated Results $729.9 $783.5 1H FY2017 1H FY2018 Sales $265.7 $280.7 1H FY2017 1H FY2018 GAAP Gross Profit and Margin $45.9 $47.7 1H FY2017 1H FY2018 GAAP Operating Profit and Margin $109.0 $109.0 1H FY2017 1H FY2018 Adjusted EBITDA* and Margin 36.4% 35.8% * See supplemental slide for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures 6.3% 6.1% 14.9% 13.9% ($ in millions)

©2018 Matthews International Corporation. All Rights Reserved. 7 Q2 FY2018 SGK Brand Solutions Results $190.1 $207.1 Q2 FY2017 Q2 FY2018 Sales $24.4 $26.0 Q2 FY2017 Q2 FY2018 Adjusted EBITDA* and Margin $4.4 $5.1 Q2 FY2017 Q2 FY2018 GAAP Operating Profit and Margin  Sales growth driven by EMEA, acquisitions, favorable currency  Operating profit includes $4.3 million and $5.3 million of amortization expense in Q2 FY2017 and Q2 FY2018  Adjusted EBITDA benefited from sales growth, acquisitions and currency 12.8% 12.5% * See supplemental slides for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures 2.3% 2.5% ($ in millions)

©2018 Matthews International Corporation. All Rights Reserved. 8  Sales growth driven by acquisitions, EMEA, APAC, favorable currency; partially offset by Americas  Operating profit includes $7.8 million and $10.1 million of amortization expense in 1H FY2017 and 1H FY2018  Adjusted EBITDA benefited from sales growth, acquisitions and currency; offset by mix 1H FY2018 SGK Brand Solutions Results $365.9 $398.8 1H FY2017 1H FY2018 Sales $47.8 $47.4 1H FY2017 1H FY2018 Adjusted EBITDA* and Margin $8.6 $8.2 1H FY2017 1H FY2018 GAAP Operating Profit and Margin 13.1% 11.9% (1)% 2.3% 2.1% ($ in millions) * See supplemental slides for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures

Q2 FY2018 Memorialization Results

Matthews INTERNATIONAL

($ in millions)

Sales


$162.1
4%
$168.7
Q2 FY2017
Q2 FY2018

GAAP Operating Profit
and Margin


$22.9
4%
$23.9
14.1%
14.2%
Q2 FY2017
Q2 FY2018

Adjusted EBITDA*
and Margin


$33.2
$33.3
20.5%
19.7%
Q2 FY2017
Q2 FY2018

- Sales benefited from Star Granite & Bronze acquisition, favorable currency; partially offset by lower memorial sales
- Operating profit includes $1.2 million and $2.0 million of amortization expense in Q2 FY2017 and Q2 FY2018
- Adjusted EBITDA benefited from acquisitions, synergies; offset by higher material costs

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
9

1H FY2018 Memorialization Results

Matthews INTERNATIONAL

($ in millions)

Sales



$307.7
2%
$313.6
1H FY2017
1H FY2018

GAAP Operating Profit*
and Margin



$37.3
3%
$38.4
12.1%
12.2%
1H FY2017
1H FY2018

Adjusted EBITDA*
and Margin



$58.5
(4)%
$56.3
19.0%
18.0%
1H FY2017
1H FY2018

- Sales benefited from cremation equipment, Star Granite & Bronze acquisition, favorable currency; partially offset by lower memorial & casket sales
- Operating profit includes $2.3 million and $3.2 million of amortization expense in 1H FY2017 and 1H FY2018
- Adjusted EBITDA impacted by lower memorial and casket sales and higher material costs

** See supplemental slides for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews' use of Non-GAAP measures*

©2018 Matthews International Corporation. All Rights Reserved.
10

©2018 Matthews International Corporation. All Rights Reserved. 11 Q2 FY2018 Industrial Technologies Results $28.7 $38.3 Q2 FY2017 Q2 FY2018 Sales $0.7 $3.2 Q2 FY2017 Q2 FY2018 Adjusted EBITDA* and Margin ($0.5) $0.8 -1 -0.5 0 0.5 1 1.5 2 Q2 FY2017 Q2 FY2018 GAAP Operating Profit and Margin  Sales benefited from higher organic revenue, acquisitions, favorable currency  Operating profit includes $0.21 million and $0.21 million of amortization expense in Q2 FY2017 and Q2 FY2018  Adjusted EBITDA benefited from higher sales; partially offset by higher new product development project costs ($1.6 million in Q2 FY2017 vs. $2.1 million in Q2 FY2018) 2.4% 8.3% 2.1% ($ in millions) * See supplemental slides for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures

©2018 Matthews International Corporation. All Rights Reserved. 12 1H FY2018 Industrial Technologies Results $56.3 $71.1 1H FY2017 1H FY2018 Sales $2.7 $5.2 1H FY2017 1H FY2018 Adjusted EBITDA* and Margin $0.04 $1.1 1H FY2017 1H FY2018 GAAP Operating Profit and Margin  Sales benefited from higher organic revenue, acquisitions, favorable currency  Operating profit includes $0.42 million and $1.6 million of amortization expense in 1H FY2017 and 1H FY2018  Adjusted EBITDA benefited from higher sales; partially offset by higher new product development project costs ($3.2 million in 1H FY2017 vs. $3.9 million in 1H FY2018) 4.8% 7.4% 1.6% ($ in millions) * See supplemental slides for Adjusted EBITDA reconciliation and other important disclosures regarding Matthews’ use of Non-GAAP measures

©2018 Matthews International Corporation. All Rights Reserved. 13 Capitalization and Cash Flows $911.1 $1,046.3 9/30/2017 3/31/2018 Debt $57.5 $64.8 9/30/2017 3/31/2018 Cash $44.3 $56.3 1H FY2017 1H FY2018 Operating Cash Flow  Q2 FY2018 debt increased $20.1 million from Q1 FY2018; financed Star Granite & Bronze acquisition  Strong operating cash flow driven by profitability  Q2 FY2018 purchased 261k shares for $13.9 million; 1H FY2018 purchased 336k shares for $18.3 million  Quarterly dividend $0.19/share payable 5/14/18 ($ in millions)

©2018 Matthews International Corporation. All Rights Reserved. 14 Business Overview

©2018 Matthews International Corporation. All Rights Reserved. 15 Business Highlights & Market Climate  Gaining market share – environmental solutions, pet cremation, Star Granite & Bronze, Aurora showing strength  Commodity cost pressures  Very strong organic growth driving backlog, Compass showing strength  Expecting new product beta testing in Q3 FY2018, new product launch by January 2019  Robust pipeline driven by solid sales discipline – EMEA tobacco orders, Equator, APAC and Americas new wins ramping up, Ungricht and VCG progressing well  Minor UK divestiture SGK Brand Solutions Memorialization Industrial Technologies

©2018 Matthews International Corporation. All Rights Reserved. 16 Acquisitions Integration SGK Brand Solutions  Equator (March 2017)  Ungricht (January 2017)  VCG (January 2017) Memorialization  Star Granite & Bronze (February 2018)  Aurora (August 2015) Industrial Technologies  Compass Engineering (November 2017)  RAF Technology (February 2017)

©2018 Matthews International Corporation. All Rights Reserved. 17 Outlook for Fiscal 2018* Growth in non-GAAP EPS by at least 10% over FY 2017 Operating cash flow currently expected to exceed FY2017 record level * As of April 26, 2018

©2018 Matthews International Corporation. All Rights Reserved. 18 Supplemental Information

©2018 Matthews International Corporation. All Rights Reserved. 19 Reconciliations of Non-GAAP Financial Measures The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures (such as EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income and Adjusted EPS) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. These non- GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information.

©2018 Matthews International Corporation. All Rights Reserved. 20 Adjusted Earnings Per Share Non-GAAP Reconciliation 2018 2017 2018 2017 (1) Net income attributable to Matthews 18,182$ 14,920$ 53,362$ 25,242$ Acquisition-related items 5,476 6,738 8,455 12,845 Pension and postretirement expense (2) 1,055 1,536 2,109 3,049 Intangible amortization expense 6,104 3,940 11,048 7,350 Strategic cost initiatives 1,160 - 1,640 - Tax-related (3) (2,382) 135 (26,738) 135 Adjusted net income 29,595$ 27,269$ 49,876$ 48,621$ Adjusted EPS 0.93$ 0.84$ 1.57$ 1.48$ (1) Information for the six months ended March 31, 2017 has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share, both of which have been retroactively included in the first quarter results for fiscal 2017. There was no impact for the three month period ended March 31, 2017. (2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. (3) The tax-related adjustments in fiscal 2018 consisted of income tax regulation changes which included an estimated favorable tax benefit of approximately $37,800 for the reduction in the Company’s net deferred tax liab ility principally reflecting the lower U.S. Federal tax rate, offset partially by an estimated repatriation transition tax charge and other charges of approximately $11,100, for the six month period ended March 31, 2018. Tax-related adjustments for the three months ended March 31, 2018 consisted of estimated repatriation transition tax adjustments and other charges of approximately $2,400. Three Months Ended Six Months Ended March 31, March 31, Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 26.0% and 28.4%, for the three months ended March 31, 2018 and 2017, respectively, and 26.0% and 30.5% for the six months ended March 31, 2018 and 2017, respectively.

EBITDA and Adjusted EBITDA

Non-GAAP Reconciliation

Matthews INTERNATIONAL

	Three Months Ended March 31, 2018	Three Months Ended March 31, 2017	Six Months Ended March 31, 2018	Six Months Ended March 31, 2017 [(1)]
Net income attributable to Matthews	**$ 18,182**	**$ 14,920**	**$ 53,362**	**$ 25,242**
Interest expense	9,262	6,614	17,063	12,762
Income taxes [(2)]	2,212	5,973	(23,015)	8,462
Depreciation and amortization	19,748	17,135	36,986	32,294
EBITDA	**49,404**	**44,642**	**84,396**	**78,760**
Acquisition-related items	7,400	8,574	11,358	16,800
Strategic initiatives and other charges	1,568	-	2,215	-
Stock-based compensation	2,658	2,920	8,132	9,017
Pension and postretirement expense [(3)]	1,425	2,194	2,850	4,388
Adjusted EBITDA	**$ 62,455**	**$ 58,330**	**$ 108,951**	**$ 108,965**
Adjusted EBITDA margin	*15.1%*	*15.3%*	*13.9%*	*14.9%*

(1) Information for the six months ended March 31, 2017 has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share, both of which have been retroactively included in the first quarter results for fiscal 2017. There was no impact for the three month period ended March 31, 2017.

(2) The income tax regulation changes identified in the adjusted net income/earnings per share reconciliation are included in this line and therefore not separately identified in the calculation of adjusted EBITDA.

(3) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2018 Matthews International Corporation. All Rights Reserved.
21

Adjusted EBITDA by Segment

Non-GAAP Reconciliation

Matthews INTERNATIONAL

	March 31,		March 31,	
	2018	2017	2018	2017 [1]
SGK Brand Solutions				
Operating profit	$ 5,090	$ 4,361	$ 8,242	$ 8,551
Depreciation and amortization [2]	12,565	10,926	24,018	19,898
Other [3]	(63)	316	(142)	267
EBITDA	17,592	15,602	32,118	28,717
Acquisition-related items [2]	6,139	6,475	9,646	12,877
Strategic initiatives and other charges [4]	429	-	698	-
Stock-based compensation	1,159	1,331	3,576	4,149
Pension and postretirement expense [5]	663	1,020	1,325	2,040
Adjusted EBITDA	$ 25,982	$ 24,429	$ 47,363	$ 47,783
Memorialization				
Operating profit	$ 23,910	$ 22,938	$ 38,364	$ 37,305
Depreciation and amortization [2]	5,647	5,574	10,248	11,103
Other [3]	(64)	323	(145)	273
EBITDA	29,493	28,834	48,467	48,681
Acquisition-related items [2]	1,180	1,956	1,631	3,479
Strategic initiatives and other charges [4]	642	-	930	-
Stock-based compensation	1,290	1,371	3,961	4,259
Pension and postretirement expense [5]	677	1,042	1,354	2,084
Adjusted EBITDA	$ 33,282	$ 33,203	$ 56,343	$ 58,503
Industrial Technologies				
Operating profit	$ 791	$ (471)	$ 1,109	$ 35
Depreciation and amortization [2]	1,536	636	2,720	1,293
Other [3]	(8)	41	(18)	35
EBITDA	2,319	205	3,811	1,362
Acquisition-related items [2]	81	143	81	444
Strategic initiatives and other charges [4]	497	-	587	-
Stock-based compensation	209	218	595	610
Pension and postretirement expense [5]	86	132	171	263
Adjusted EBITDA	$ 3,191	$ 698	$ 5,244	$ 2,679
Consolidated				
Operating profit	$ 29,791	$ 26,828	$ 47,715	$ 45,891
Depreciation and amortization [2]	19,748	17,135	36,986	32,294
Other [3]	(135)	679	(305)	575
EBITDA	49,404	44,642	84,396	78,760
Acquisition-related items [2]	7,400	8,574	11,358	16,800
Strategic initiatives and other charges [4]	1,568	-	2,215	-
Stock-based compensation	2,658	2,920	8,132	9,017
Pension and postretirement expense [5]	1,425	2,194	2,850	4,388
Adjusted EBITDA	$ 62,455	$ 58,330	$ 108,951	$ 108,965

Note: See Disclaimer (Page 2) for Management's assessment of supplemental information related to EBITDA and adjusted EBITDA.

(1) Information for the first six months ended March 31, 2017 has been adjusted to reflect the adoption of ASU No. 2016-09. The Company early adopted this ASU in the fourth quarter of fiscal 2017, which resulted in a reduction to income tax expense of $1,234, and a corresponding favorable impact on diluted earnings per share, both of which have been retroactively included in the first quarter results for fiscal 2017. There was no impact for the three month period ended March 31, 2017.

(2) One-time depreciation and amortization charges related to recent acquisitions are included in the Depreciation and amortization.

(3) Other represents Investment (loss) income, Other income (deductions), net, and Net loss (income) attributable to noncontrolling interests

(4) One-time non-operating related charges are included in the calculation of Adjusted EBITDA.

(5) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and post retirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

©2018 Matthews International Corporation. All Rights Reserved.
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©2018 Matthews International Corporation. All Rights Reserved. Second Quarter Fiscal 2018 Earnings Teleconference April 27, 2018